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                                                                    EXHIBIT 10.6

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of February 11, 1998 (this "Amendment") between American Industrial Properties REIT (the "REIT Borrower"), a Texas real estate investment trust and AIP Operating, L.P. ("AIP"), a Delaware limited partnership (collectively the "Borrower"), and Prudential Securities Credit Corporation, a Delaware corporation (the "Lender"),


                              W I T N E S S E T H:

         WHEREAS, Lender and the REIT Borrower entered into a certain Credit Agreement dated December 29, 1997 (the "Credit Agreement") under the terms of which Lender agreed to extend certain financial accommodations of up to $35,000,000 to the REIT Borrower in connection with (i) the financing of the acquisition (the "Acquisition") by the REIT Borrower of the Acquisition Properties (as therein defined) and the related costs, and (ii) the financing of the Transaction Costs (as therein defined); and

         WHEREAS, the REIT Borrower and AIP have requested that Lender extend the financial accommodations set forth in the Credit Agreement to AIP and the REIT Borrower in connection with the acquisition of certain real property known as Spring Valley Business Park, Richardson, Texas (the "Spring Valley Property") more particularly described in Exhibit A hereto; and

         WHEREAS, Lender has agreed to extend the financial accommodations set forth in the Credit Agreement to AIP and the REIT Borrower for the acquisition of the Spring Valley Property subject to the terms and conditions of the Credit Agreement and this First Amendment to Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Credit Agreement is hereby amended as follows:

         1. The term "Borrower" as used in the Credit Agreement shall mean American Industrial Properties REIT and AIP Operating, L.P., their respective successors and assigns and their obligations under the Credit Agreement, the Loan Documents and the Collateral Documents (both as defined therein) shall from and after the date hereof be joint and several.



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         2.      Section 3.01 of the Credit Agreement is deleted and the
following Section is substituted therefor:

         Section 3.01. Organization and Powers; REIT Status. American Industrial Properties REIT (the "REIT Borrower") is a real estate investment trust duly organized and validly existing and in good standing under the laws of the State of Texas. AIP Operating, L.P. ("AIP") is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Both the REIT Borrower and AIP are duly qualified to do business as a foreign corporation or entity and are in good standing in each jurisdiction (other than the state of its respective incorporation or organization) in which they conduct of their respective business or the ownership or operation of their respective properties or assets makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. Both the REIT Borrower and AIP have full power and authority to own their respective properties and assets and carry on their respective business as now conducted. The REIT Borrower has not taken any action that would prevent it from maintaining its qualification as a REIT.

         3. In Section 3.12 of the Credit Agreement, the term "Borrower" shall be changed each time it appears in that Section to "REIT Borrower".

         4. Section 5.01 of the Credit Agreement is hereby deleted and the following Section is substituted therefor:

         Section 5.01. Maintenance of Existence, Properties and REIT Status. The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and continue to conduct its business substantially as now and proposed to be conducted. The Borrower shall
(i) do or cause to be done all things necessary to preserve and keep in full force and effect all of its other rights and franchises, and comply with all laws applicable to it, except for violations thereof which would not have a Material Adverse Effect; (ii) at all times, maintain, preserve and protect all material franchises and Intellectual Property; and (iii) preserve all the remainder of its material properties and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times. The REIT Borrower shall at all times maintain its status as a REIT and shall not take any action which could lead to its disqualification as a REIT. The REIT Borrower shall not engage in any business other than the business of acting as a REIT.

         5. Except as modified by this First Amendment to Credit Agreement, the Credit Agreement shall remain in full force and effect.





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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       BORROWER:

                                       AMERICAN INDUSTRIAL PROPERTIES REIT,
                                       a Texas real estate investment trust


                                       By: /s/ MARC A. SIMPSON
                                           -------------------------------------
                                           Name:  Marc A. Simpson
                                           Title:  Vice President


                                       AIP OPERATING, L.P.,
                                       a Delaware limited partnership

                                       By: AMERICAN INDUSTRIAL PROPERTIES REIT,
                                           a Texas real estate investment trust,
                                           its General Partner


                                       By: /s/ MARC A. SIMPSON
                                           -------------------------------------
                                           Name:   Marc A. Simpson
                                           Title:  Vice President


                                       LENDER:

                                       PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation


                                       By:
                                           -------------------------------------
                                           Name: Elizabeth Castagna
                                           Title:
                                                  ------------------------------





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                                   EXHIBIT A



Legal description of land:

BEING a tract of land situated in the Isaac Wiley Survey, Abstract No. 575, City of Richardson, Dallas County, Texas and being all of a Replat of Lot 2, Block B, Spring Valley Business Park according to the plat thereof recorded in Volume 81163, Page 292, Map Records, Dallas County, Texas and being more particularly described as follows:

COMMENCING at the intersection of the south right-of-way line of Spring Valley Road (100' R.O.W.) and the west right-of- way line of Houston & Texas Central Railroad (100' R.O.W.);

THENCE South 27 degrees 35 minutes 00 seconds W, along the west right-of-way line of said railroad, a distance of 770.24 feet to a 1/2 inch iron rod found for the northeast corner of said Replat of Lot 2, Block B, Spring Valley Business Park and the Point of Beginning;

THENCE South 27 degrees 35 minutes 00 seconds W, continuing along said west right-of-way line, a distance of 646.48 feet to a 1/2 inch iron rod found for corner;

THENCE North 62 degrees 25 minutes 00 seconds W, a distance of 450.00 feet to an "x" found in concrete in the east right-of-way line of Sherman Street (100' R.O.W.);

THENCE North 27 degrees 35 minutes 00 seconds E, along the east right-of-way line of Sherman Street, a distance of 581.83 feet to a 1/2 inch iron rod found for the beginning of a curve to the right having a central angle of 05 degrees 17 minutes 57 seconds and a radius of 700.00 feet;

THENCE along the east right-of-way line of Sherman Street and curve to the right, a distance of 64.74 feet to a 1/2 inch iron rod found for corner;

THENCE South 62 degrees 25 minutes 00 seconds E, a distance of 447.01 feet to the Point of Beginning and containing 290,852 square feet or 6.677 acres of land, more or less.





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